ASSOCIATES AUTOMOBILE RECEIVABLES TRUST 2000-1

MONTHLY SERVICER'S CERTIFICATE


                  Accounting Date:                           November 30, 2001
                                                        -----------------------
                  Determination Date:                        December 13, 2001
                                                        -----------------------
                  Distribution Date:                         December 17, 2001
                                                        -----------------------
                  Monthly Period Ending:                     November 30, 2001
                                                        -----------------------
                  Last Month Distribution Date               November 15, 2001
                                                        -----------------------

This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of June 1, 2000, among Associates Automobile Receivables Trust 2000-1 (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement. Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.

I. Collection Account Summary

   Available Funds:
             Payments Received                                                                $20,671,199.89
             Liquidation Proceeds (excluding Purchase Amounts)                                 $1,729,087.72
             Current Monthly Advances                                                             398,464.51
             Amount of withdrawal, if any, from the Reserve Account                                    $0.00
             Monthly Advance Recoveries (due to servicer)                                       ($375,276.26)
             Purchase Amounts-Warranty and Administrative Receivables                                  $0.00
             Income from investment of funds in Trust Accounts                                         $0.00
                                                                                     ------------------------
   Total Available Funds                                                                      $22,423,475.86
                                                                                     ========================

   Amounts Payable on Distribution Date:
             1. Trustee and other fees                                                                 $0.00
             2. Servicing Fee                                                                    $549,139.11
             3. Class A Interest Distributable Amount
             Class A-1 Interest                                                                        $0.00
             Class A-2 Interest                                                                   $39,685.86
             Class A-3 Interest                                                                $1,831,083.33
             4. First Priority Principal Distribution Amount                                           $0.00
             5. Class M Interest Distributable Amount                                            $404,181.94
             6. Second Priority Principal Distribution Amount                                          $0.00
             7. Class B Interest Distributable Amount                                            $557,345.93
             8. Reserve Account Deposit                                                                $0.00
             9. Regular Principal Distribution Amount                                         $19,042,039.69
             10. Certificate Distribution Amount                                                       $0.00
                                                                                     ------------------------
   Total Amounts Payable on Distribution Date                                                 $22,423,475.86
                                                                                     ========================
             Less: Servicing Fee                                                                ($549,139.11)
             Less: Investment Income                                                                   $0.00
                                                                                     ------------------------
   NET PAYMENT TO TRUSTEE                                                                     $21,874,336.75
                                                                                     ========================



                                Page 1 (2000-1)

II. Available Funds

        Collected Funds (see IV)
                    Payments Received                                                                $20,671,199.89
                    Liquidation Proceeds (excluding Purchase Amounts)                                  1,729,087.72

        Purchase Amounts                                                                                      $0.00

        Monthly Advances - current Monthly Period (net)                                                  $23,188.25

        Income from investment of funds in Trust Accounts                                                     $0.00
                                                                                               ---------------------

        Available Funds                                                                              $22,423,475.86
                                                                                               =====================


III. Amounts Payable on Distribution Date

     a.      Taxes due and unpaid with respect to the Trust                                                   $0.00
             (not otherwise paid by AFL or the Servicer)

     b.      Outstanding Monthly Advances (not otherwise reimbursed                                           $0.00
             to Servicer and to be reimbursed on the Distribution Date)

     c.      Accrued and unpaid fees (not otherwise paid by AFL or the Servicer):
                    Owner Trustee                                                                             $0.00
                    Administrator                                                                             $0.00
                    Indenture Trustee                                                                         $0.00
                    Lockbox Bank                                                                              $0.00
                    Custodian                                                                                 $0.00

     d.      Basic Servicing Fee (not otherwise paid to Servicer)                                       $549,139.11

     e.      Supplemental Servicing Fees (not otherwise paid to Servicer)                                     $0.00

     g.      Payable from Note Interest Distribution Account
                    Class A-1 Interest Distributable Amount                                                   $0.00
                    Class A-2 Interest Distributable Amount                                              $39,685.86
                    Class A-3 Interest Distributable Amount                                           $1,831,083.33
                    Class M Interest Distributable Amount                                               $404,181.94
                    Class B Interest Distributable Amount                                               $557,345.93

     h.      Payable from Note Principal Distribution Account
                    Payable to Class A-1 Noteholders                                                          $0.00
                    Payable to Class A-2 Noteholders                                                  $6,660,563.81
                    Payable to Class A-3 Noteholders                                                 $12,381,475.89
                    Payable to Class M Noteholders                                                            $0.00
                    Payable to Class B Noteholders                                                            $0.00

     i.      Reserve Account Deposit                                                                          $0.00
                                                                                               ---------------------

        Total amounts payable on Distribution Date                                                   $22,423,475.86
                                                                                               =====================

                                Page 2 (2000-1)

IV. Collected Funds

        Payments Received:
                    Supplemental Servicing Fees                                                               $0.00
                    Amount allocable to interest                                                      $7,374,768.35
                    Amount allocable to principal                                                    $13,296,431.54
                    Amount allocable to Insurance Add-On Amounts                                              $0.00
                    Amount allocable to Outstanding Monthly Advances (reimbursed                              $0.00
                    to the Servicer prior to deposit in the Collection Account)
                                                                                               ---------------------

        Total Payments Received                                                                      $20,671,199.89

        Liquidation Proceeds:
                    Gross amount realized with respect to Liquidated Receivables                      $1,726,573.46

                    Less: (i) reasonable expenses incurred by Servicer                                   -$2,514.26
                    in connection with the collection of such Liquidated
                    Receivables and the repossession and disposition
                    of the related Financed Vehicles and (ii) amounts required to be refunded to Obligors on such Liquidated Receivables
                                                                                               ---------------------

        Net Liquidation Proceeds                                                                      $1,729,087.72
                                                                                               ---------------------

        Total Collected Funds                                                                        $22,400,287.61
                                                                                               =====================

V. Purchase Amounts Deposited in Collection Account

        Purchase Amounts - Warranty Receivables                                                               $0.00
        Purchase Amounts - Administrative Receivables                                                         $0.00

        Total Purchase Amounts                                                                                $0.00
                                                                                               =====================


VI. Reimbursement of Outstanding Monthly Advances

        Outstanding Monthly Advances                                                                     755,435.02

        Outstanding Monthly Advances to be reimbursed out of                                             398,464.51
         Available Funds on the Distribution Date

        Monthly Advances - Recoveries                                                                    375,276.26
                                                                                               ---------------------

        Outstanding Monthly Advances - immediately following the Distribution Date                       778,623.27
                                                                                               =====================

VII. Calculation of Interest and Principal Payments

     A. Calculation of Class A-1 Interest Distributable Amount
             Class A-1 Interest Rate                                                                          6.854%
             Actual Days in Period                                                                               32
             Class A-1 Balance                                                                                $0.00
             Class A-1 Interest Carryover Shortfall                                                           $0.00
             Class A-1 Interest Distributable Amount                                                          $0.00
                                                                                               =====================

     B. Calculation of Class A-2 Interest Distributable Amount
             Class A-2 Interest Rate                                                                           7.15%
             Days in Period (30/360 convention)                                                                  30
             Class A-2 Balance                                                                        $6,660,563.81
             Class A-2 Interest Carryover Shortfall                                                           $0.00
             Class A-2 Interest Distributable Amount                                                     $39,685.86
                                                                                               =====================

                                Page 3 (2000-1)

     C. Calculation of Class A-3 Interest Distributable Amount
             Class A-3 Interest Rate                                                                           7.30%
             Days in Period (30/360 convention)                                                                  30
             Class A-3 Balance                                                                      $301,000,000.00
             Class A-3 Interest Carryover Shortfall                                                           $0.00
             Class A-3 Interest Distributable Amount                                                  $1,831,083.33
                                                                                               =====================

     D. Calculation of Class M Interest Distributable Amount
             Class M Interest Rate                                                                             7.51%
             Days in Period (30/360 convention)                                                                  30
             Class M Balance                                                                         $64,583,000.00
             Class M Interest Carryover Shortfall                                                             $0.00
             Class M Interest Distributable Amount                                                      $404,181.94
                                                                                               =====================


     E. Calculation of Class B Interest Distributable Amount
             Class B Interest Rate                                                                             7.83%
             Days in Period (30/360 convention)                                                                  30
             Class B Balance                                                                         $85,417,000.00
             Class B Interest Carryover Shortfall                                                             $0.00
             Class B Interest Distributable Amount                                                      $557,345.93
                                                                                               =====================

     F. Calculation of First Priority Principal Distribution Amount
             Class A Note Balance                                                                   $307,660,563.81
             Pool Balance at End of Preceding Collection Period                                     $527,173,541.96
             Outstanding Balance of any Class of A Notes on or after the related
                  Final Maturity Date                                                                         $0.00
             First Priority Principal Distribution Amount                                                     $0.00
                                                                                               =====================

     G. Calculation of Second Priority Principal Distribution Amount
             Class A + Class M Note Balance                                                         $372,243,563.81
             Pool Balance at End of Preceding Collection Period                                     $527,173,541.96
             First Priority Principal Distribution Amount                                                     $0.00
             Outstanding Balance of the Class M Notes on or after the related
                  Final Maturity Date                                                                         $0.00
             Second Priority Principal Distribution Amount                                                    $0.00
                                                                                               =====================

     H. Regular Principal Distribution Amount
             Class A-1 Outstanding Principal Balance                                                          $0.00
             Aggregate Note Balance                                                                 $457,660,563.81
             Pool Balance at End of Preceding Collection Period                                     $527,173,541.96
             Specified Overcollateralization Amount                                                  $89,584,865.31
             Sum of First and Second Priority Principal Distribution Amounts                                  $0.00
             Outstanding Balance of the Class B Notes on or after the related
                  Final Maturity Date                                                                         $0.00
             Regular Principal Distribution Amount                                                   $20,071,887.16
                                                                                               =====================

     I. Interest Distribution Amount
             Class A-1 Interest Distributable Amount                                                          $0.00
             Class A-2 Interest Distributable Amount                                                     $39,685.86
             Class A-3 Interest Distributable Amount                                                  $1,831,083.33
             Class M Interest Distributable Amount                                                      $404,181.94
             Class B Interest Distributable Amount                                                      $557,345.93
                                                                                               ---------------------
             Total Interest Distributable Amount                                                      $2,832,297.06
                                                                                               =====================

                                Page 4 (2000-1)

     J. Principal Distribution Amount
             First Priority Principal Distribution Amount                                                        $0.00
             Second Priority Principal Distribution Amount                                                       $0.00
             Regular Principal Distribution Amount                                                      $20,071,887.16
                                                                                               ------------------------
             Principal Distribution Amount                                                              $20,071,887.16
                                                                                               ========================

VIII. Reserve Account Computations
        Reserve Account Balance at Beginning of Period                                                   $4,166,737.92
        Reserve Draw                                                                                             $0.00
        Specified Reserve Account Balance                                                                $4,166,737.92
        Required Deposit to Reserve Account                                                                      $0.00

IX. Specified Credit Enhancement Amount                                                                 $93,751,603.24

X. Specified Overcollateralization Amount                                                               $89,584,865.31

XI. Calculation of Servicing Fees

        Aggregate Principal Balance as of the first day of the Monthly Period                          $527,173,541.96
        Multiplied by Basic Servicing Fee Rate                                                                    1.25%
        Divided by months per year                                                                                  12
                                                                                               ------------------------

        Basic Servicing Fee                                                                                $549,139.11
        Supplemental Servicing Fees                                                                              $0.00
                                                                                               ------------------------
        Total of Basic Servicing Fees and Supplemental Servicing Fees                                      $549,139.11
                                                                                               ========================


XII. Payment Waterfall

            Amounts Payable on Distribution Date:
                        1. Reimbursement of Monthly Advances                                                     $0.00
                        2. Trustee and other fees                                                                $0.00
                        3. Servicing Fee                                                                   $549,139.11
                        4. Class A Interest Distributable Amount
                        Class A-1 Interest                                                                       $0.00
                        Class A-2 Interest                                                                  $39,685.86
                        Class A-3 Interest                                                               $1,831,083.33
                        5. First Priority Principal Distribution Amount                                          $0.00
                        6. Class M Interest Distributable Amount                                           $404,181.94
                        7. Second Priority Principal Distribution Amount                                         $0.00
                        8. Class B Interest Distributable Amount                                           $557,345.93
                        9. Reserve Account Deposit                                                               $0.00
                        10. Regular Principal Distribution Amount                                       $19,042,039.69
                        11. Certificate Distribution Amount                                                      $0.00
                                                                                               ------------------------
            Total Amounts Payable on Distribution Date                                                  $22,423,475.86
                                                                                               ========================

                                Page 5 (2000-1)

XIII. Information for Preparation of Statements to Noteholders

            a. Aggregate principal balance of the Notes as of first day of Monthly Period
                        Class A-1 Notes                                                                              $0.00
                        Class A-2 Notes                                                                      $6,660,563.81
                        Class A-3 Notes                                                                    $301,000,000.00
                        Class M Notes                                                                       $64,583,000.00
                        Class B Notes                                                                       $85,417,000.00

            b. Amount distributed to Noteholders allocable to principal
                        Class A-1 Notes                                                                              $0.00
                        Class A-2 Notes                                                                      $6,660,563.81
                        Class A-3 Notes                                                                     $12,381,475.89
                        Class M Notes                                                                                $0.00
                        Class B Notes                                                                                $0.00

            c. Aggregate principal balance of the Notes
               (after giving effect to distributions on the Distribution Date)
                        Class A-1 Notes                                                                              $0.00
                        Class A-2 Notes                                                                              $0.00
                        Class A-3 Notes                                                                    $288,618,524.11
                        Class M Notes                                                                       $64,583,000.00
                        Class B Notes                                                                       $85,417,000.00

            d. Interest distributed to Noteholders
                        Class A-1 Notes                                                                              $0.00
                        Class A-2 Notes                                                                         $39,685.86
                        Class A-3 Notes                                                                      $1,831,083.33
                        Class M Notes                                                                          $404,181.94
                        Class B Notes                                                                          $557,345.93

            e. 1. Class A-1 Interest Carryover Shortfall, if any (and change in amount
                  from preceding statement)                                                                          $0.00
               2. Class A-2 Interest Carryover Shortfall, if any (and change in amount
                  from preceding statement)                                                                          $0.00
               3. Class A-3 Interest Carryover Shortfall, if any (and change in amount
                  from preceding statement)                                                                          $0.00
               4. Class M Interest Carryover Shortfall, if any (and change in amount
                  from preceding statement)                                                                          $0.00
               5. Class B Interest Carryover Shortfall, if any (and change in amount
                  from preceding statement)                                                                          $0.00



            g. Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees,
               if any, paid by the Trustee on behalf of the Trust                                              $549,139.11

            h. Note Pool Factors (after giving effect to distributions on the Distribution Date)
                        Class A-1 Notes                                                                               0.00%
                        Class A-2 Notes                                                                               0.00%
                        Class A-3 Notes                                                                              95.89%
                        Class M Notes                                                                               100.00%
                        Class B Notes                                                                               100.00%

XIV. Pool Balance and Aggregate Principal Balance
            Pool Balance at beginning of Monthly Period                                                    $527,173,541.96
            Pool Balance at end of Monthly Period                                                          $508,900,102.79

                                Page 6 (2000-1)

Monthly Period Liquidated Receivables                      Monthly Period Warranty Receivables

Loan #                              Amount                                 Loan #                 Amount
------                              ------                                ------                  ------
see attached listing             $4,977,007.63                see attached listing                 $0.00

XV. Performance

     Original Pool Balance                                                                                   $833,347,584.32
     Current Pool Balance                                                                                    $508,900,102.79
     Age of the Pool (months)                                                                                             18

Delinquency Rate
     Sum of Principal Balance of Accounts 30 or more Days Delinquent                                          $30,403,878.65


Default Rate
     Cumulative balance of defaults as of the beginning of the current Accounting Period                      $53,731,249.62

     Sum of Principal Balances of Receivables that became Liquidated Receivables                                4,977,007.63
     during the Monthly Period or that became Purchased Receivables during Monthly Period
     (if delinquent more than 30 days with respect to any portion of a Scheduled Payment at time of purchase)

     Cumulative balance of defaults as of the end of the current Accounting Period                            $58,708,257.25

Net Loss Rate
     Cumulative net losses as of the preceding Accounting Date                                                $28,673,489.97

     Aggregate of Principal Balances as of the Accounting Date                                                 $4,977,007.63
     (plus accrued and unpaid interest thereon to the end of the
     Monthly Period) of  all Receivables that became Liquidated
     Receivables or that became Purchased Receivables and that
     were delinquent more than 30 days with respect to any portion of a Scheduled Payment as of the Accounting Date

     Liquidation Proceeds Received by Trust                                                                    $1,729,087.72

     Cumulative net losses as of the current Accounting Date                                                  $31,921,409.88

                                Page 7 (2000-1)